UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

TIDEWATER INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

6002 Rogerdale Road, Suite 600, Houston, Texas 77072
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

As previously reported, on May 3, 2021, Tidewater Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Robert E. Robotti and certain of his related parties (collectively, the “Robotti Group”). Pursuant to the Agreement, the Company agreed to increase the size of its Board of Directors (the “Board”) by one seat and nominate Mr. Robotti to the Board for election at the 2021 annual meeting of stockholders of the Company.

The Agreement provides that it will terminate on the date that is the earlier of (i) one hundred fifty (150) days prior to the 2022 annual meeting of stockholders of the Company (the “2022 Annual Meeting”) and (ii) one hundred fifty (150) days prior to the first anniversary of the 2021 Annual Meeting, except that if the Company notifies the Robotti Group that the Board has determined to nominate Mr. Robotti for election at the 2022 Annual Meeting by no later than the earlier of (i) one hundred sixty-five (165) days prior to the 2022 Annual Meeting and (ii) one hundred sixty-five (165) days prior to the first anniversary of the 2021 Annual Meeting, the term of the Agreement will be extended until the date that is the earlier of (i) one hundred fifty (150) days prior to the 2023 annual meeting of stockholders of the Company and (ii) one hundred fifty (150) days prior to the first anniversary of the 2022 Annual Meeting.

On December 15, 2021, the Company notified the Robotti Group that the Board had unanimously determined to nominate Mr. Robotti for election at the 2022 Annual Meeting, thereby automatically extending the term of the Agreement as provided above.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 20, 2021

TIDEWATER INC.

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Secretary